Property, Plant and Equipment	12 Months Ended
Dec. 31, 2018
Property, plant and equipment [abstract]
Property, Plant and Equipment
PROPERTY, PLANT AND EQUIPMENT:
Property, plant and equipment are comprised of the following:

	2017
	Cost	Accumulated Depreciation and Impairment	Net Book Value
Land	$23.1	$12.0	$11.1
Buildings including improvements	344.0	202.4	141.6
Machinery and equipment	745.5	574.3	171.2
	$1,112.6	$788.7	$323.9

	2018
	Cost	Accumulated Depreciation and Impairment	Net Book Value
Land	$26.8	$12.0	$14.8
Buildings including improvements	375.5	218.0	157.5
Machinery and equipment	781.2	588.2	193.0
	$1,183.5	$818.2	$365.3

The following table details the changes to the net book value of property, plant and equipment for the years indicated:

	Land	Buildings including Improvements	Machinery and Equipment	Total
Balance — January 1, 2017	$10.9	$140.1	$151.7	$302.7
Additions	—	22.8	72.1	94.9
Depreciation	—	(21.3)	(46.3)	(67.6)
Write down of assets and other disposals (i)	—	(0.2)	(5.3)	(5.5)
Foreign exchange and other	0.2	0.2	(1.0)	(0.6)
Balance — December 31, 2017 (ii)	11.1	141.6	171.2	323.9
Additions	—	25.4	62.3	87.7
Acquisitions through business combinations (note 3)	3.6	10.8	13.9	28.3
Depreciation	—	(20.4)	(53.3)	(73.7)
Write down of assets and other disposals	—	—	(0.9)	(0.9)
Foreign exchange and other	0.1	0.1	(0.2)	—
Balance — December 31, 2018 (ii)	$14.8	$157.5	$193.0	$365.3

(i)
Includes $4.8 of solar panel manufacturing equipment that we reclassified as assets held for sale during 2017. In 2017, we recorded net impairment losses of $3.8 primarily to write-down solar panel manufacturing equipment. See note 16(a).

(ii)
The net book value of property, plant and equipment at December 31, 2018 included $12.8 (December 31, 2017 — $7.3) of assets under finance leases. See note 24 for the future minimum lease payments under these finance leases.

We review the carrying amount of property, plant and equipment for impairment whenever events or changes in circumstances (triggering events) indicate that the carrying amount of such assets (or the related CGU or CGUs) may not be recoverable. If any such indication exists, we test the carrying amount of such assets or CGUs for impairment.We did not identify any triggering event during the course of 2018 indicating that the carrying amount of such assets or GCUs may not be recoverable. With respect to 2016 and 2017, we determined that, other than the write-down of our solar panel manufacturing equipment (in our ATS segment) in each year, discussed in notes 4 and 16(a) (recorded through restructuring charges), there was no impairment of our property, plant and equipment, as the recoverable amount of such assets and CGUs exceeded their respective carrying values. See footnote (i) to the table above and notes 9 and 16(a).
Toronto Real Property and Related Transactions:
On July 23, 2015, we entered into an agreement of purchase and sale (Property Sale Agreement) to sell our real property located in Toronto, Ontario, which includes the site of our corporate headquarters and our Toronto manufacturing operations, to a special purpose entity (the Property Purchaser) formed by a consortium of four real estate partnerships (see below). If the transaction is completed, the purchase price for the property will be approximately $137 million Canadian dollars (approximately $100 at year-end exchange rates), exclusive of applicable taxes and subject to specified adjustments, including for certain density bonuses and other items in accordance with usual commercial practice.
Upon execution of the Property Sale Agreement, we were paid a cash deposit of $15 million Canadian dollars ($11.2 at the then-prevailing exchange rate). Prior to the assignment of the Property Sale Agreement described below, the Property Purchaser was to pay us an additional $53.5 million Canadian dollars in cash (approximately $39 at year-end exchange rates) at closing, with the balance to be satisfied at closing by an interest-free, first-ranking mortgage in the amount of $68.5 million Canadian dollars (approximately $50 at year-end exchange rates) to be registered on title to the property and having a term of two years from the closing date. As part of the Property Sale Agreement, we agreed, upon closing, to enter into a long-term lease for our new corporate headquarters on commercially reasonable arm’s-length terms.
In September 2018, the Property Sale Agreement was assigned from the Property Purchaser to a new purchaser (Assignee), although the Property Purchaser was not released from its obligations under the Property Sale Agreement. In connection with the assignment, the Property Sale Agreement was amended to provide for the remaining proceeds of $122 million Canadian dollars (approximately $89 at year-end exchange rates) to be paid in one lump sum cash payment upon closing of the transaction. Other terms of the agreement remained unchanged. On January 21, 2019, the required municipal zoning approval was obtained. On March 7, 2019, we completed the sale of the real property and received total proceeds of approximately $110, including a high density bonus and an early vacancy incentive related to the temporary relocation of our corporate headquarters. The gain on sale of this property will be recorded as recoveries through other charges (recoveries) during 2019. No net tax impact is anticipated from this sale as the gain will be offset by the utilization of currently unrecognized tax losses.

Approximately 27% of the interests in the Property Purchaser were at the time of execution of the Property Sale Agreement, and are, held by a privately-held partnership in which Mr. Gerald Schwartz (a controlling shareholder of Celestica) has a material interest, and approximately 25% of the interests in the Property Purchaser were at the time of execution of the Property Sale Agreement, and are, held by a partnership in which Mr. Schwartz has a non-voting interest. At the time of execution of the assignment, the Assignee was unrelated to us and the Property Purchaser. Subsequent to such execution, the Assignee granted the Property Purchaser an option to obtain a 5% non-voting interest in the Assignee.
In connection with the anticipated sale, we entered into a long-term lease in November 2017 (in the Greater Toronto area) for the relocation of our Toronto manufacturing operations, and commenced occupancy in March 2018. We completed this relocation in February 2019. We are also in the process of relocating our corporate headquarters to a temporary location while space in a new office building (to be built by the Assignee on the site of our former location) is under construction. In connection therewith, in September 2018, we entered into a 3-year lease for such temporary offices, and such relocation is currently expected to be completed by the end of the first half of 2019. We have incurred, and will continue to incur, significant costs throughout the transition period (which commenced in the fourth quarter of 2017) to relocate our corporate headquarters and to transfer our Toronto manufacturing operations to its new location. These costs consist of building improvements and equipment in connection with our new manufacturing site (totaling $17 of which approximately $15 was incurred during 2018), which we have capitalized, as well as transition-related costs which we record in other charges. We also anticipate capitalizing building improvements (2018 — nil) in connection with our temporary corporate headquarters. Transition costs are comprised of direct relocation costs, duplicate costs (such as rent expense, utility costs, depreciation charges, and personnel costs) incurred during the transition period, as well as cease-use costs incurred in connection with idle or vacated portions of the relevant premises that we would not have incurred but for these relocations. During 2018, we recorded $13.2 (2017 — $1.6) of such transition costs, consisting primarily of utility costs related to idle premises, depreciation charges and personnel costs incurred in the operation of duplicate production lines in advance of the transition, duplicate rent expense, and relocation costs. See note 16.